AMENDMENT AND LIMITED CONSENT AND WAIVER
                    ----------------------------------------

                  This AMENDMENT AND LIMITED CONSENT AND WAIVER (this "Consent") is entered into as of September 30, 1997 among DenAmerica Corp., a Georgia corporation (the "Borrower"), the Banks (as hereinafter defined) and Banque Paribas, as Agent.

                                    RECITALS
                                    --------

                  WHEREAS, the Borrower, certain financial institutions (the "Banks") and the Agent are party to that certain Amended and Restated Credit Agreement dated as of July 3, 1996, as modified by that certain Limited Consent, dated as of April 16, 1997, as further modified by that certain Limited Consent, dated as of June 30, 1997, as further modified by that certain Limited Consent, dated as of July 31, 1997 and as further modified by that certain Limited
Waiver, dated as of August 21, 1997 (as further amended, supplemented or modified hereby and as hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Agent and the Banks amend certain provisions of the Credit Agreement and certain other Loan Documents and grant certain consents and waivers with respect to certain provisions of the Credit Agreement, all as more fully described herein; and

                  WHEREAS, the Agent and the Banks have agreed to grant such amendments, consents and waivers upon the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                  Section 2. Amendments to the Loan Documents. Subject to the terms and conditions set forth herein, the Credit Agreement and each other Loan Document is hereby amended as follows:

                           (a)   Definitions.   Each  reference  in  the  Credit
Agreement (including Section 1.1 of the Credit Agreement) and in each other Loan Document (other than this Consent) to the terms "Delayed Draw Term Loan," "Delayed Draw Term Loan Commitment," "Delayed Draw Term Loan Commitment Termination Date," "Delayed Draw Term Loan Maturity Date," "Delayed Draw Term Note," and "Total Delayed Draw Term Loan Commitment," is hereby deleted in its entirety and shall be of no further force or effect and, to the extent any such term is used to calculate certain amounts or percentages in the Credit Agreement or any other Loan Document, such term for the purpose of such calculation shall be deemed to equal zero.

                           (b) Delayed Draw Facility.  Section 2.3 of the Credit
Agreement is hereby deleted in its entirety and shall be of no further force or effect.

                           (c) Olajuwon Associates, L.L.C.

                           (i) Section 1.1 of the Credit Agreement is hereby amended by adding thereto in proper alphabetical order the following definitions:

                  "Olajuwon Associates, L.L.C." shall mean the joint venture between the Borrower and Olajuwon Holdings, Inc. formed upon terms substantially similar to the terms described in Annex A to that certain Amendment and Limited Consent and Waiver, dated as of September 30, 1997 among the Borrower, the Agent and the Banks and such additional terms as the Agent, in its sole discretion, shall approve.

                  "Olajuwon Deferred Purchase Price" shall mean the preferred return of $5,200,000 to be paid to the Borrower by Olajuwon Associates, L.L.C. in connection with the Borrower's interest in the Olajuwon Associates, L.L.C."

                           (ii) Section 2.13(a) of the Credit Agreement is hereby amended by (A) deleting the period as it appears at the end of subsection (iii) thereof and replacing it with a semicolon and (B) adding the following new subsection (iv):

                  "(iv) Notwithstanding anything to the contrary contained in this Section 2.13(a), the Borrower shall be required to apply the Net Sale Proceeds received in connection with the Olajuwon Associates, L.L.C. as follows: first, to prepay the Term Loans, in inverse order of maturity, together with all accrued and unpaid interest thereon to and including the date of such prepayment, in an amount not to exceed $11,000,000, second, to prepay the outstanding principal amount of the Subordinated Promissory Note until such Subordinated Promissory Note shall have repaid in full, together with all accrued and unpaid interest thereon and all other amounts outstanding thereunder, third, to prepay the Term Loans, in inverse order of maturity, until such Term Loans shall have been repaid in full, together with all accrued and unpaid interest thereon to and including the date of prepayment and fourth, to prepay the Revolving Loans until such Revolving Loans shall have been repaid in full, together with all accrued and unpaid interest thereon, provided that any such payment of the outstanding principal amount of the Re volving Loans shall be accompanied by an equivalent and permanent reduction of the Revolving Loan Commitment."

                           (iii)  Section  7.4(b)  of the  Credit  Agreement  is
         hereby amended by adding the words "(other than the Olajuwon Associates, L.L.C.)" immediately after the word "venture" as it appears at the end of subsection (iii) thereof.

                           (iv) Section 7.5 of the Credit Agreement is hereby amended by (A) deleting the word "and" as it appears at the end of subsection (f) thereof, (B) deleting the period as it appears at the end of subsection (g) thereof and replacing such period with a semicolon and the word "and" and (C) adding to such Section 7.5 the following new subsections (h) and (i):

                  "(h)  Asset   Dispositions   effected   in   connection   with
                  sale/leaseback  transactions  permitted  pursuant  to  Section
                  7.14.

                  (i)  Asset  Dispositions   effected  in  connection  with  the
                  Olajuwon Associates, L.L.C."

                           (v) Section 7.8 of the Credit Agreement is hereby amended by (A) deleting the word "and" as it appears at the end of subsection (i) thereof, (B) deleting the period as it appears at the end of subsection (j) thereof and replacing such period with a semicolon and the word "and" and (C) adding to such Section 7.8 the following new subsection (k):

                  "(k) the equity interest of the Borrower in the Olajuwon Associates, L.L.C. and the Olajuwon Deferred Purchase Price."

                  Section 3. Limited Consent. Subject to the terms and conditions set forth herein, the Agent and the Banks, as of the date hereof, hereby consent to the effect on only the following specified provisions with respect to each of the following:

                           (a) CNL Joint Venture.  Notwithstanding the terms and
conditions of Sections 7.4(b)(i) and (iii) and 7.8 and of the Credit Agreement, the Borrower is hereby permitted to purchase the general partnership interest of each of the following (each such purchase being collectively referred to herein as the "CNL JV Purchase"), (i) Denwest Foods, Ltd., a Florida limited partnership, representing 50% of the entire partnership interest in Denwest Joint Venture, a Florida general partnership, (ii) Densouth Foods II, Ltd., a Florida limited partnership, representing 50% of the entire partnership interest in Densouth Restaurants II Joint Venture, a Florida general partnership and
(iii) Denwest Foods II, Ltd., a Florida limited partnership, representing 50% of the entire partnership interest in Denwest II Joint Venture, a Florida general partnership. The purchase price for the CNL JV Purchase shall be an amount not to exceed $4,400,000, which principal amount shall be evidenced solely by the CNL Subordinated Debenture (as hereinafter defined). As a condition to this Consent, the Borrower hereby represents and covenants to the Agent and the Banks that no additional liabilities (other than the CNL Subordinated Debenture) shall be assumed by the Borrower as a result of the CNL JV Purchase.

                           (b) CNL Indebtedness and Equity.  Notwithstanding the
terms and conditions of Sections 7.2 and 7.21 of the Credit Agreement, the Borrower is hereby permitted to incur Indebtedness (i) in connection with the CNL

JV Purchase in a principal amount not to exceed $4,400,000, which Indebtedness shall be evidenced by a 5-year convertible redeemable debenture, payable to the order of CNL Growth Corp. ("CNL"), bearing interest at the rate of 5% per annum and convertible into shares of the Borrower's common stock (the "CNL Subordinated Debenture") and (ii) in connection with the CNL Fee Property Financing (as hereinafter defined), in a principal amount not to exceed $7,700,000, which Indebtedness shall be evidenced by a promissory note (the "CNL Subordinated Note") payable to the order of CNL; provided, however, that in each case, such Indebtedness shall be subordinated in a manner and pursuant to subordination terms and other terms and conditions satisfactory to the Agent as determined in its sole discretion.

                           (c)    CNL     Personal     Property     Disposition.
Notwithstanding the terms and conditions of Section 7.5(c) of the Credit Agreement, the Borrower is hereby permitted to make Asset Dispositions of the personal property owned by the joint ventures referred to in Section 3(a) hereof to CNL American Properties Fund, Inc., a Maryland corporation ("CNL Maryland"), for a sale price of not less than $1,400,000 in the aggregate, paid in immediately available funds, provided that the proceeds of such sale are applied in accordance with Sections 2.13(a) and 2.14 of the Credit Agreement.

                           (d)  CNL  Equipment  Financing.  Notwithstanding  the
terms and conditions of Sections 7.2(f), 7.5(c)(i), (iv) and (v) and 7.14(i) of the Credit Agreement, the Borrower is hereby permitted to sell to CNL Maryland certain equipment owned by the Borrower and located at the properties identified on Schedule 3(d) hereto (the "Equipment"), for a sale price of not less than $10,850,000 in the aggregate, paid in immediately available funds, and the simultaneous lease of such equipment back to the Borrower at its then fair market value (such sale and leaseback of the Equipment being collectively referred to herein as, the "CNL Equipment Financing"), provided that the proceeds of such sale are applied in accordance with the terms of Section 3(i) hereof. Subject to the consummation of the CNL Equipment Financing and solely for the purpose of the sale of the Equipment in connection therewith, the Agent hereby releases its security interest in the Equipment located on the real properties identified on Schedule 3(d) hereto.

                           (e) Improvement Financing.  Notwithstanding the terms
and conditions of Sections 7.5(c)(i), (iv) and (v), 7.13 and 7.14(i) of the Credit Agreement, the Borrower is hereby permitted to sell to one or more affiliates of CNL, certain buildings and other improvements owned by the Borrower and located on the real properties identified on Schedule 3(e) hereto (the "BEP Improvement Locations"), for a sale price of not less than $4,750,000 in the aggregate, paid in immediately available funds, and the simultaneous lease of such buildings and other improvements back to the Borrower or BEP at their then fair market value (such sale and leaseback of the buildings and other improvements collectively being referred to herein as, the "CNL Improvement Financing"), provided that the proceeds of such sale are applied in accordance with the terms of Section 3(i) hereof.

                           (f) Fee Property Financing. Notwithstanding the terms
and conditions of Sections 7.4(b)(i), 7.5(c)(i), (iv) and (v) and 7.13 of the Credit Agreement, the Borrower is hereby permitted to (i) purchase the fee interest and/or leasehold interest in each of the parcels of real property listed on Schedule 3(f) hereto (the "CNL Fee Properties") for a purchase price not to exceed $7,700,000, and (ii) sell the CNL Fee Properties identified as parcels 1, 2, 3, 5, 6, 7, 9, 10 and 12 on Schedule 3(f) hereto to one or more affiliates of CNL for a sale price of not less than $8,000,000 in the aggregate, paid in immediately available funds, and the simultaneous lease of such properties back to the Borrower at their then fair market value (such purchase, sale and leaseback of the CNL Fee Properties being collectively referred to herein as, the "CNL Fee Property Financing"), provided that the proceeds of such sale are applied in accordance with the terms of Section 3(i) hereof.

                           (g) Liens.  Notwithstanding  the terms and conditions
of Section 7.3 of the Credit Agreement, the Borrower is hereby permitted to grant Liens (i) on its interest in the CNL Fee Properties identified as parcels 1 through 12 on Schedule 3(f) hereto, solely for the purpose of securing its obligations under the CNL Subordinated Debenture and the CNL Subordinated Note,
(ii) on its interest in the Equipment, pursuant to one or more leases entered into by the Borrower in connection with the CNL Equipment Financing, but only to the extent required by such leases, (iii) on the personal property owned by the Borrower or BEP that is located at the BEP Improvement Locations, pursuant to one or more leases entered into by the Borrower in connection with the CNL Improvement Financing, but only to the extent required by such leases and (iv) on the personal property owned by the Borrower that is located at the CNL Fee Properties, pursuant to one or more leases entered into by the Borrower in connection with the CNL Fee Property Financing, but only to the extent required by such leases.

                           (h) Certain  Restrictions.  Notwithstanding the terms
and conditions of Sections 7.12(b), (c) and (e) of the Credit Agreement, the Borrower is hereby permitted to enter into, in connection with the CNL JV Purchase, the CNL Equipment Financing, the CNL Improvement Financing and the CNL Fee Property Financing, one or more agreements that restrict the Borrower's ability to sell or otherwise dispose of its assets, to create Liens on its property and to make Restricted Payments.

                           (i)   Use  of   Proceeds   from   CNL   Transactions.
Notwithstanding the terms and conditions of Sections 2.13(a) and 2.14 of the Credit Agreement, the Borrower is hereby required to apply the Net Sale Proceeds received in connection with the CNL Equipment Financing, the CNL Improvement Financing and the CNL Fee Property Financing as follows: first, to pay the Term Loan installment due on September 30, 1997 under the Credit Agreement (the "September Installment"), second, to prepay the scheduled installments of principal on the Term Loans, in inverse order of maturity, in a principal amount equal to $17,000,000 (less the September Installment) and third, to prepay the outstanding principal amount of the Revolving Loans in a principal amount equal to approximately $7,500,000.

                           (j) GHS Franchise Acquisitions.

                                    (i) Notwithstanding the terms and conditions
         of Sections 7.4(b)(i)(D) and 7.19 of the Credit Agreement, BEP is hereby permitted to purchase (A) the fee interest of G.H.S. Restaurant Management, Inc., an Arizona corporation ("GHS") in the real property identified as parcel 1 on Schedule 3(j) hereto, together with the buildings and improvements (including, without limitation, any restaurants) located on such property (the "GHS Real Property"), (B) the fee interest of GHS in the buildings and improvements located on the properties identified as parcels 2 through 6 on Schedule 3(j) hereto (the "GHS Buildings"), (C) the leasehold interest of GHS in the real property identified as parcels 2 through 6 on Schedule 3(j) hereto (the "GHS Leasehold Interests") and (D) the interest of GHS in certain other personal property located on or used in connection with the GHS Real Property, the GHS Buildings and the GHS Leasehold Interests (including, without limitation, the equipment located on each property (the "GHS Equipment"), for an aggregate purchase price not to exceed $3,250,000 (each such purchase collectively, being referred to herein as the "GHS Franchise Acquisitions").

                                    (ii)    Notwithstanding    the   terms   and
         conditions of Sections 6.5, 7.5(c)(i), (iv) and (v), 7.13 of the Credit Agreement, BEP is hereby permitted to sell the GHS Real Property, the GHS Buildings (other than the property identified as parcel 4 on Schedule 3(j) hereto) and the GHS Equipment to one or more affiliates of CNL for a sale price of not less than $5,600,000 in the aggregate, paid in immediately available funds, and the simultaneous lease of such GHS Real Property, GHS Buildings and GHS Equipment back to the Borrower at their then fair market value (such sale and leaseback being collectively referred to herein as, the "GHS Financing"), provided that the proceeds of such sale are applied in accordance with the terms of
         Section 3(j)(iii) hereof. As a condition to this Consent, the Borrower hereby represents and covenants to the Agent and the Banks that in connection with the GHS Franchise Acquisitions the Borrower will acquire all rights and interests necessary or desirable to operate the properties as currently operated and that no additional liabilities shall be assumed by the Borrower as a result of such acquisitions.

                                    (iii)    Notwithstanding   the   terms   and
         conditions of Sections 2.13(a) and 2.14 of the Credit Agreement, the Borrower shall be required to cause BEP to use the Net Sale Proceeds received in connection with the GHS Financing as follows: first to pay the purchase price in connection with the FRG Franchise Acquisitions (as hereinafter defined), in an amount not to exceed $1,500,000, second to pay the purchase price in connection with the GHS Franchise Acquisitions, in an amount not to exceed $3,250,000 and third, to prepay the Revolving Loans in a principal amount equal to the Net Sale Proceeds received in connection with the GHS Financing less amounts paid pursuant to clauses first and second hereof.

                           (k) Colorado Franchise  Termination.  Notwithstanding
the terms and conditions of Sections 6.5 and 7.5(c) of the Credit Agreement, the Borrower is hereby permitted to make Asset Dispositions consisting solely of an assignment of the right, title and interest in and to the BEP trade name, trade-marks, trade dress and service marks solely in the State of Colorado, in each case pursuant to the terms of an agreement substantially in the form of Exhibit C hereto, which assignment includes the termination of royalty payments to be paid to BEP pursuant to each of the Franchisor Agreements listed on Schedule 3(k) hereto (collectively, the "BEP Franchisor Agreements").

                           (l) FRG Franchise  Acquisition.  Notwithstanding  the
terms and conditions of Sections 6.5, 7.4(b)(i)(D) and 7.19 of the Credit Agreement, BEP is hereby permitted to purchase (A) the fee interest of Florida Restaurant Group, Inc. ("FRG") in the buildings and improvements located on the properties identified on Schedule 3(l) hereto (the "FRG Properties"), (B) the leasehold interest of FRG in the FRG Properties and (C) the interest of FRG in certain personal property located on or used in connection with the FRG Properties for an aggregate purchase price not to exceed $1,500,000 (such purchases collectively being referred to herein as the "FRG Franchise Acquisitions"). As a condition to this Consent, the Borrower hereby represents and covenants to the Agent and the Banks that in connection with the FRG Franchise Acquisitions, BEP will acquire all rights and interests necessary or desirable to operate the properties as currently operated and that no additional liabilities shall be assumed by the Borrower or BEP as a result of such acquisitions.

                           (m)  Unigate Transactions.

                                    (i) Notwithstanding the terms and conditions
         of Sections 7.5(c) and 7.10(i) of the Credit Agreement, the Borrower is hereby permitted to make Asset Dispositions consisting solely of (A) the termination of the Guarantee Agreement, dated as of May 31, 1996 by Unigate Holdings, NV in favor of the Borrower and the Borrower's rights thereunder and (B) the waiver by the Borrower of its indemnification rights under the Stock Purchase Agreement to the extent provided in the Settlement Agreement and Release, dated as of September 30, 1997 among the Borrower, BEP, Beck Holdings, Inc. and Unigate Holdings, NV.

                           (n) Put  Agreement.  Notwithstanding  the  terms  and
conditions of Sections 7.2 and 7.6 of the Credit Agreement, the Borrower is hereby permitted to enter into a certain substitution and put agreement pursuant to which the Borrower is required to purchase the properties identified on
Schedule 3(n) hereto (collectively, the "Put Properties") upon the occurrence of certain events described in such substitution and put agreement, provided that the Borrower has the ability under such agreement to provide a comparable property in substitution for any Put Property and provided, further, that the purchase price for the Put Properties shall not exceed $4,000,000 in the aggregate.

                           (o) Security Documents. Notwithstanding the terms and
conditions of Sections 2.22(b), 2.22(c), 6.1(l) and 6.21 of the Credit Agreement, the Borrower shall not be required to deliver to the Agent on the date hereof (i) any Mortgages, Uniform Commercial Code financing statements, fixture filings or any other document pursuant to which the Borrower grants to the Agent a security interest in or lien on its interest in (A) the Equipment,
(B) the GHS Real Property, (B) the GHS Buildings, (C) the GHS Leasehold Interests, (D) certain personal property located on or used in connection with the GHS Real Property, the GHS Buildings and the GHS Leasehold Interests and (E) the FRG Properties (such property collectively, the "Acquired Property"), or pursuant to which any such security interest is perfected, (ii) any third party consents relating to the granting of a security interest to the Agent in the Acquired Property, or (iii) any filing with respect to any of the Acquired Property consisting of intellectual property, provided that in each such case, the Borrower is hereby required to deliver any and all documentation referred to in clauses (i), (ii) and (iii) above within 90 days of the date hereof.

                  Section 4. Limited Waiver of Defaults or Events of Default. Subject to the terms and conditions set forth herein, the Agent and the Banks, as of the date hereof, hereby waive any Default or Event of Default that has occurred as of the date hereof or that shall occur, solely as a result of any of the following:

                           (a) Financial Covenants.  The failure of the Borrower
to maintain the financial covenants set forth in Sections 7.1(b), 7.1(d) and 7.1(e) of the Credit Agreement to and including December 30, 1997.

                           (b) Notice of Default or  Litigation.  The failure of
the Borrower to give notice (prior to the date hereof) to the Agent, pursuant to Sections 6.1(g)(ii), 6.1(g)(iv) and 6.1(g)(vi) of the Credit Agreement, within one Business Day after an Authorized Officer obtained knowledge of (i) the occurrence of a material default or event of default under any of the BEP Franchisor Agreements that could reasonably be expected to have a Material Adverse Effect, arising solely as a result of BEP's failure to comply with certain filing requirements under applicable franchising laws and (ii) the existence of any pending or threatened litigation against BEP that could reasonably be expected to have a Material Adverse Effect, arising solely in connection with the BEP Franchisor Agreements.

                           (c)  Compliance  with  Laws.  The  failure  of BEP to
comply with all applicable laws pursuant to Section 6.6 of the Credit Agreement, solely as a result of BEP's failure prior to the date hereof to comply with certain filing requirements under applicable franchising laws with respect to the BEP Franchises.

                           (d) Asset  Dispositions.  The failure of the Borrower
to comply with the terms and conditions of Sections 2.13(a) and 7.5(c) of the Credit Agreement as a result of the Borrower's sale of its leasehold interest in, and its interest in the equipment located on the premises of, 1905 Preston Road, Plano, Texas.

                  Section 5. Conditions to Effectiveness of this Consent. The effectiveness of this Consent is subject to the satisfaction of the following conditions precedent:

                           (a)  Consent.  This  Consent  shall  have  been  duly
executed and delivered by each of the parties hereto.

                           (b) Proceeds.  The Banks shall have received proceeds
from the respective sales referred to herein in an aggregate principal amount of at least $24,500,000, to be applied in accordance with the terms and conditions hereof.

                           (c)  Subordinated Promissory Note.  The holder of the
Subordinated Promissory Note shall have effected an amendment substantially in the form of Exhibit A hereto.

                           (d)  Series B  Documentation.  The Agent  shall  have
approved the form and substance of an agreement (which agreement has been requested by the Agent) to be executed by the Borrower and the holders of the Series B Subordinated Notes, relating to the deferral of the payment to such holders (other than $15,000 in the aggregate to Fred W. Martin and the Moffitt Family Trust) due on September 30, 1997 until March 31, 1998.

                           (e)  Settlement.  The Borrower  shall have effected a
settlement agreement in the form of Exhibit B hereto with respect its lawsuit against

Beck Holdings, Inc. (formerly known as BEP Holdings, Inc.) and Unigate Holdings, NV.

                           (f) Legal  Opinion.  The Agent shall have  received a
legal opinion, dated the date hereof, from O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, counsel to the Borrower and its Subsidiaries, as to the matters referred to in this Consent and such other matters as requested by the Agent, which legal opinion shall be in form and substance satisfactory to the Agent.

                           (g)  Officer's  Certificate.  The  Agent  shall  have
received a certificate of an Authorized Officer of the Borrower certifying as to the matters set forth in Sections 6(a) and 6(b) of this Consent.

                           (h) Transaction  Documentation.  The Agent shall have
approved the form and substance of each of the definitive agreements to be executed by the Borrower in connection with each of the transactions contemplated by Section 3 of this Consent.

                           (i) Additional Matters. The Agent shall have received
such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as may have been requested by the Agent or any Bank, in each case, in form and substance satisfactory to the Agent.

                  Section  6.  Representations  and  Warranties.   The  Borrower
represents and warrants to the Agent and the Banks, as of the date hereof, that both before and after giving effect to this Consent:


                           (a) no Default or Event of  Default  (other  than any
Default or Event of Default waived pursuant to the terms hereof) has occurred and is continuing; and

                           (b)  all  of  the   representations   and  warranties
contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct.

                  Section 7.  Miscellaneous.

                           (a) Effect;  Ratification.  The amendments,  consents
and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Amended Credit Agreement", "herein", "hereof" and words of like import and each reference in the other Loan Documents to the "Agreement" or the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Consent shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b)  Loan Documents.  This Consent is a Loan Document
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses.  The Borrower agrees to
pay all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Consent as required pursuant to the Credit Agreement.

                           (d) Headings Descriptive. The headings of the several
Sections and Subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Consent.

                           (e) Counterparts. This Consent may be executed in any
number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (f)  Severability.  Any  provision  contained in this
Consent that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Consent in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (g) GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                           (h) WAIVER OF TRIAL BY JURY. TO THE EXTENT  PERMITTED
BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective duly authorized officers as of the date first written above.


                                        DEN AMERICA CORP.


                                        By: /s/ T S Brown
                                           -------------------------------
                                        Name: Todd Brown
                                        Its:  CFO


                                        BANQUE PARIBAS,
                                        individually and as Agent


                                        By: /s/ Peter Toal
                                           -------------------------------
                                        Name: PETER TOAL
                                        Its: MANAGING DIRECTOR


                                        By: /s/ Clark C. King
                                           -------------------------------
                                        Name: CLARK C. KING III
                                        Its: DIRECTOR


                                        FIRST SOURCE FINANCIAL LLP
                                        By First Source Financial, Inc.
                                        Its Agent/Manager


                                        By: /s/ James W. Wilson
                                           -------------------------------
                                        Name: James W. Wilson
                                        Its:  Senior Vice President

                                        LASALLE NATIONAL BANK



                                        By: /s/ Mark E. McCauley
                                           -------------------------------
                                        Name: Mark E. McCauley
                                        Its:  S.V.P.



                                        PILGRIM AMERICAN PRIME RATE
                                        TRUST



                                        By: /s/ Daniel A. Norman
                                           -------------------------------
                                        Name: DANIEL A. NORMAN
                                        Its:  SENIOR VICE PRESIDENT



                                        KZH-SOLEIL CORPORATION



                                        By: /s/ Virginia R. Conway
                                           -------------------------------
                                        Name: Virginia R. Conway
                                        Its:  Authorized Agent